SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: February 2, 2004
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona (State or other jurisdiction of incorporation or jurisdiction)	86-0704792 (IRS Employer Identification No.)

1480 South Hohokam Drive Tempe, Arizona (Address of principal executive offices)	85281 (Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operation and Financial Condition
SIGNATURES
EX-99

Item 7. Financial Statements and Exhibits

     Exhibits 99 Press release of Action Performance Companies, Inc., dated February 2, 2004

Item 12. Results of Operation and Financial Condition

     On February 2, 2004, Action Performance Companies, Inc. issued a press release reporting financial results for the first quarter ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99 and is hereby incorporated by reference in this item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2004	Action Performance Companies, Inc.

	By:	/s/ R. David Martin

	Name:	R. David Martin
	Title:	Chief Financial Officer, Secretary and Treasurer